Exhibit 10.2


                                                               EXECUTION VERSION


                                LICENSE AGREEMENT


         THIS AGREEMENT (the "Agreement") is made and entered into as of July 11, 2003, by and between:

         ENDOLASER ASSOCIATES, L.L.C., a Delaware limited liability company having its principal place of business at c/o Luis Navarro, M.D. 327 East 65th Street, New York, New York 10021(hereinafter referred to as the "Licensor"); and

         DIOMED, INC., a Delaware corporation having its principal place of business at One Dundee Park, Andover, Massachusetts (hereinafter together with its Affiliates referred to as the "Licensee").

         WHEREAS, Licensor is the owner of an undivided interest in U.S. Patent No. 6,398,777 (the "`777 Patent") entitled "Endovascular Laser Device and Treatment of Varicose Veins," and related patent rights relating to a device and method for closing veins using a laser, having acquired all right, title and interest therein from the Endolaser Inventors;

         WHEREAS, Licensee has previously acquired exclusive rights from Dr. Robert J. Min, an owner of an undivided interest in the `777 Patent, and Licensee desires to acquire an exclusive license under Licensor's undivided interest in the `777 Patent and counterpart patent applications in order to secure all remaining rights in those Patents;

         NOW, THEREFORE, in consideration of the promises and the covenants set forth herein, Licensor and Licensee agree as follows:

         1. DEFINITIONS

         The following definitions shall apply in the interpretation of this Agreement.

         1.1 "Affiliate" of any company means any corporation or individual which, directly or indirectly, controls or is controlled by, or is under direct or indirect common control with, such company; and for the purposes of this definition "control" (including "control by" and "under common control with") as used with respect to any corporation or company, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such corporation or company, through the ownership of more than 50% of the voting shares.

         1.2 "Calendar Quarter" means any of the respective three-month periods occurring during the Term of this Agreement ending March 31, June 30, September 30, or December 31 in any year.

         1.3 "Effective Date" shall mean the date of the Agreement set forth above.

         1.4 "Endolaser Inventors" shall mean each of Dr. Luis Navarro, Dr. Nestor Navarro, Dr. Carlos Bone Salat and Dr. Joaquina Fructuoso Gomez, said individuals being all of the inventors named in the `777 Patent other than Dr. Robert J. Min.

         1.5 "EVLT Kit" shall mean a package of two or more disposable accessories for use in endovenous laser treatment using the Technology including but not limited to optical fiber, percutaneous needle, guide wire, introducer sheath and/or other components; provided, however that a single such component sold for use in a Licensed Method shall also be deemed an EVLT Kit; and FURTHER PROVIDED, that sales of optical fibers sold separately shall not be deemed to be "EVLT Kits".

         1.6 "EVLT Laser" shall mean a laser for endovenous laser treatment using the Technology, including, but not limited to the 15 watt, 810nm Diomed Diode laser or any equivalent laser developed or substituted for same in the future for Licensee's endovenous laser treatment (EVLT(TM)) products using the Technology; PROVIDED, that parts for repairing or services for repairing EVLT Lasers sold by Licensee shall not be deemed to be "EVLT Lasers."

         1.7 "EVLT Optical Fiber" shall mean optical fiber sold for use together with an EVLT Kit or an EVLT Laser or otherwise for use in a Licensed Method.

         1.8 "Fixed Payments" shall mean the payments to be made to Licensor pursuant to Section 5.1(a) and 5.1(b).

         1.9  "Funding   Date"  shall  mean  the  date  on  which  Licensee  has
consummated one or more financings with one or more third parties with gross proceeds before expenses of at least Eight Million ($8,000,000.00) Dollars.

         1.10 "Improvement" shall mean any improvement, modification or variation, whether or not patentable, in or to the Technology, which is developed by Licensor or any of the Endolaser Inventors, whether now known to them or developed after the Effective Date of this Agreement.

         1.11 "Interest Rate" shall mean the prime rate, as published in THE WALL STREET JOURNAL, as the same shall be in effect from time to time, plus 200 basis points, divided by 360.

         1.12 "Interest Factor" shall mean, for each Patent Litigation Cost, Patent Maintenance Cost or Patent Prosecution Cost, and for each Fixed Payment and royalty payment, the amount of such cost, expense or payment multiplied by
(x) the Interest Rate and (y) the number of days elapsed since the date of payment of such cost, expense or payment by or on behalf of the Licensee to the person to whom such amount is due.

         1.13 "Licensed Product" shall mean the EVLT Lasers, the EVLT Kits and any other product or part thereof, including EVLT Optical Fibers, for use in endovenous laser treatment using the Technology;

         1.14 "Licensed Method" shall mean any method of endovenous laser treatment using the Technology.



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


         1.15 "Licensed Territory" shall mean all the countries of the world and their territories and possessions except Spain.

         1.16 "Licensee" shall include its Affiliates and their successors and assigns.

         1.17 "Lump Sum" means a fixed amount of money, whether payable in one or in more than one installments, not tied to sales or other measure of commercial activity.

         1.18 "Net Sales" shall mean the Receipts of Licensee or its Successors (but not the gross revenues of Sublicensees) from the sale, lease, transfer or other exploitation of EVLT Lasers, EVLT Kits or EVLT Optical Fibers after the Funding Date to any person other than an Affiliate of Licensee, Licensor or any of the Endolaser Inventors or to Dr. Robert Min for his personal professional use, less, in each case, the following reasonable and customary charges to the extent actually taken or paid by Licensee for:

                  (a)      transportation and insurance charges;

                  (b)      trade,   quantity,   case   promotional   and   other
                           discounts;

                  (c) brokers' or agents commissions paid to independent parties in arms-length transactions;

                  (d)      credits  or  allowances   given  and  on  account  of
                           rejects, returns or retroactive price reductions;

                  (e) taxes or governmental charges on the sale, transportation, use, or delivery of EVLT Lasers, EVLT Kits or EVLT Optical Fibers and not recovered from the purchaser; and

                  (f) sales commissions to independent and direct sales representatives arising from the sale of EVLT Lasers, EVLT Kits or EVLT Optical Fibers.

All sales, transfers and other transactions between Licensee and any of its Affiliates for purposes of the direct or indirect resale or other further exploitation of EVLT Lasers, EVLT Kits or EVLT Optical Fibers to or with respect to a Third Party shall be excluded from the computation of Net Sales, provided that, Net Sales shall include all Receipts from such resale or other exploitation to or with respect to Third Parties other than Sublicensees (which shall be governed by Section 5.7). For the avoidance of doubt, sales or transfers of EVLT Lasers, EVLT Kits or EVLT Optical Fiber to potential customers or to independent sales representatives for demonstration purposes shall not be deemed to generate Net Sales.

         1.19 "OEM Sale" shall mean any sale of EVLT Lasers, EVLT Kits or EVLT Optical Fiber by Licensee to a purchaser under an agreement where the EVLT Lasers, EVLT Kits or EVLT Optical Fiber are delivered without Licensee's logo and the purchaser has the right to separately brand the EVLT Lasers, EVLT Kits or EVLT Optical Fiber with its own name or logo (or a name or logo not associated with Licensee or its Affiliates) and actually does so.



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

         1.20 "Patent Litigation Costs" shall mean, without duplication, any and all costs and expenses actually paid to commence and thereafter to maintain any legal proceeding before a court, other tribunal or administrative agency having proper jurisdiction over the assertion of patent claims or rights or arbitration against an alleged or actual infringer under any of the Patents, including the defense of any claims of invalidity or misuse of any of the Patents, whether asserted as a counterclaim in any such action or proceeding or in an independent action or proceeding. Patent Litigation Costs shall not include Patent Maintenance Costs or Patent Prosecution Costs.

         1.21 "Patent Maintenance Costs" shall mean, without duplication, all costs and expenses actually paid to maintain any of the Patents, including any taxes, annuities, working fees, maintenance fees and renewal and extension charges with respect to any of the Patents. Patent Maintenance Costs shall not include any Patent Prosecution Costs or Patent Litigation Costs.

         1.22 "Patent Prosecution Costs" shall mean, without duplication, all costs and expenses actually paid to obtain the issuance of any of the Patents based upon applications or other documents filed by Licensor or Licensee. Patent Prosecution Costs shall not include Patent Maintenance Costs or Patent Litigation Costs.

         1.23 "Patents" shall mean all patents and patent applications set forth on ATTACHMENT A, both foreign and domestic, as well as continuations, continuations-in-part, divisionals, reexaminations, reissues and extensions thereof.

         1.24 "Receipts" shall mean monies or the monetary value of other consideration to the extent actually received by Licensee.

         1.25 "Quarter" shall mean each of the three-month periods occurring during the Term of this Agreement and ending on March 31, June 30, September 30 and December 31; PROVIDED, that if the Funding Date occurs on a date other than the first day of a Quarter, the initial Quarter shall be the period commencing on the Funding Date and ending on the last day of the Quarter in which the Funding Date occurs.

         1.26 "Sublicensee" shall mean any person or entity, other than an Affiliate of Licensee or a distributor of Licensee, that acquires from Licensee any license or right to practice any of the Patents.

         1.27 "Technology" shall mean any device or method covered by the '777 Patent and any Improvements.

         1.28 "Term" shall mean the period commencing on the Effective Date and ending on the effective date of termination of this Agreement pursuant to
Article 6.

         1.29 "Third Party" shall mean any person or entity other than Licensor, Licensee and Licensor's or Licensee's respective Affiliates.

         1.30 "United States" shall mean the United States of America, its commonwealths and possessions.



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

2.       GRANT OF LICENSE

         2.1 Subject to the terms and conditions of this Agreement, Licensor hereby grants to Licensee the exclusive right and license to make, have made, use, lease, sell, import and export Licensed Products and to perform the Licensed Methods and practice the Technology in the Licensed Territory, and, to grant sublicenses or rights to practice to do the same. The choice of Sublicensee(s) and the terms and conditions of sublicense(s) and rights to practice that Licensee may grant under this Agreement shall be in Licensee's sole discretion.

         2.2 Licensee will provide Licensor with copies of all sublicense and right to practice agreements within ten (10) business days of their execution by Licensee and Sublicensee.

         2.3 Licensee shall and shall require its Sublicensee(s) to fully comply with the patent marking provisions of the applicable laws of those countries in the Licensed Territory in which Licensee or its Sublicensees sell Licensed Products or perform Licensed Methods.

3.       DILIGENCE

         3.1 Licensee shall use commercially reasonable efforts to actively market and sell Licensed Products consistent with the practices of the medical device industry in the United States and to enforce the Patents.

4.       PATENT PROSECUTION AND LITIGATION

         4.1 Licensee shall be solely responsible for prosecution, foreign filing and maintenance of the Patents in the Licensed Territory and shall pay all costs and expenses associated therewith, subject to recoupment as provided below in this Agreement. Licensor agrees to perform all such further acts and execute all such further applications, documents and instruments relating to the Patents and the prosecution and maintenance thereof, in the Licensed Territory, as Licensee may from time to time reasonably request in order to file and prosecute patent applications and to obtain, perfect, provide evidence for or protect the Patents and Licensee's rights thereunder. In furtherance of the foregoing, Licensor hereby exclusively appoints Licensee to execute such applications, documents and instruments in Licensor's name and on its behalf as its duly authorized agent and attorney-in-fact and, except as provided in
Section 4.3, this appointment shall be deemed to be a power coupled with an interest and shall be irrevocable during the Term. Licensee shall confirm to Licensor upon Licensor's request, no less frequently than annually, that Licensee has duly paid all maintenance fees in connection with the Patents.

         4.2 All costs and expenses incurred by Licensee in furtherance of its activities under Section 4.1, including Patent Maintenance Costs and Patent Prosecution Costs, shall be promptly paid by Licensee; PROVIDED, that Licensee shall have the right to recoup Patent Maintenance Costs in accordance with
Section 5.8(a).

         4.3 Licensee shall not take any action or omit to take any action that could result in the abandonment of any Patent without providing Licensor at least sixty (60) days' prior written notice and sufficient opportunity to take such steps as may be necessary to avoid abandonment of any such Patent. If Licensee purports to take any such action or omits to take any such action, and Licensor gives Licensee notice of its desire to avoid such abandonment with respect thereto, the appointment of Licensee as Licensor's duly authorized agent and attorney-in-fact pursuant to Section 4.1 shall be deemed revoked as to such Patent from and after the date of such notice by Licensor to Licensee.

         4.4 Licensor shall not take any action or omit any action which could result in the abandonment of any Patent without providing Licensee at least sixty (60) days' prior written notice and sufficient opportunity to take such steps as may be necessary to avoid abandonment of any Patent.

         4.5 If any action alleging invalidity or non-infringement of any of the Patents is brought by a third party against Licensor or any Endolaser Inventor, Licensor shall provide notice thereof to Licensee and Licensee shall have the right to intervene and take over the sole defense of the action and to assert claims on behalf of Licensor and Licensee at its own expense, subject to Licensor's obligation to indemnify under Section 7.5. Licensor shall provide Licensee written notice of any such claim, proceeding or suit as promptly as practicable but in no event later than ten (10) days after Licensor's receipt of notice thereof.

         4.6 (a) Licensor will promptly inform Licensee of any act by a Third Party which it believes is an infringement of a Patent in the Licensed Territory.

              (b) Licensee shall have the sole right to enforce the Patents in the Licensed Territory and to settle and/or litigate the matter with the Third Party infringer.

              (c) If Licensee chooses to enforce any Patent against a third party infringer, by commencement and maintenance of an infringement action, Licensee shall pay all Patent Litigation Costs. Any monetary recovery (whether by settlement, award or judgment) received by Licensee as a result of an infringement claim or counterclaim by Licensee against a Third Party shall be allocated as follows:

                           First,  to  Licensee  until  an  amount  equal to all
                  Patent Litigation Costs, together with the applicable Interest Factors thereon, has been recouped in full; and

                           Second,  as to  all  amounts  of  any  such  monetary
                  recovery that are allocable on the basis of date of sale or other transfer to the period of time up to and through the Funding Date, [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of such amounts shall be retained by Licensee; and

                           Third,  as  to  all  amounts  of  any  such  monetary
                  recovery that are allocable on the basis of date of sale or other transfer to the period of time after the Funding Date, such amounts shall be paid to Licensor and Licensee, respectively, as if any such amount that is a fixed amount were a Lump Sum payment from a Sublicensee and as if any future royalties or similar contingent payments constituting part of the recovery or settlement were royalties from a Sublicensee, all as provided in Section 5.7.

              (d) Licensor and the Endolaser Inventors consent to being joined in the action as interested parties, and will perform all acts reasonably necessary to assist in said enforcement at Licensee's expense. Licensor will charge Licensee no more than $3,500 per day for the services of Dr. Luis Navarro plus all his reasonable travel expenses in connection with such action. Endolaser will charge no more than $1,000 per day for the services of each of the other Endolaser Inventors plus their reasonable travel expenses in connection with such action, which travel expenses shall be subject to the prior written consent of Licensee if they exceed $500.00 in any one instance, not to be unreasonably withheld. Licensor shall maintain and make available upon Licensee's or its attorneys request all relevant records, papers, information, samples, and the like relating to the Patents.


5.       PAYMENT PROVISIONS AND REPORTING OBLIGATIONS

         As complete consideration in respect of payments for the rights granted by Licensor to Licensee hereunder, Licensee will make the following payments to
Licensor:

         5.1 (a) Licensee shall pay to Licensor One Million Five Hundred Thousand Dollars ($1,500,000.00) upon the earlier to occur of three (3) days after (i) the Funding Date, and (ii) September 15, 2003.

              (b) Licensee shall make ten quarterly payments to Licensor of Two Hundred Fifty Thousand Dollars ($250,000) each on the first business day of each of the ten (10) Quarters following the Quarter in which the Funding Date occurs, until such quarterly payments total Two Million Five Hundred Thousand Dollars ($2,500,000.00). For the avoidance of doubt, if the Funding Date occurs on or prior to September 15, 2003, the first quarterly payment referred to in this Section will be payable on October 1, 2003.

         5.2 After satisfaction of the conditions that the Funding Date has occurred and that the amount payable under Section 5.1(a) has become due and payable, Licensee's payment obligation under Section 5.1(b) shall be absolute and irrevocable and the payments set forth in Section 5.1(b) shall be guarantee payments of Licensee not subject to any abatement, set-off or recoupment and shall be payable to Licensor irrespective of the abandonment or lapse of any one or more of the Patents, any determination by a court of competent jurisdiction that any Patent is invalid or unenforceable and any termination of the Agreement pursuant to Article 6.

         5.3 Subject to Section 5.8, Licensee shall pay Licensor royalties of [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] percent on Net Sales of EVLT Lasers sold for delivery in the United States after the Funding Date.

         5.4 Subject to Section 5.8, Licensee shall pay Licensor royalties on Net Sales of EVLT Kits sold for delivery in the United States after the Funding Date according to the following schedule:



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

         Cumulative Net Sales of EVLT Kits Sold for
           DELIVERY IN THE U.S., PER QUARTER                    ROYALTY RATE

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

         5.5 (a) Subject to Section 5.8, Licensee shall pay to Licensor royalties of [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] percent on Net Sales of EVLT Lasers sold for delivery outside of the United States after the Funding Date.

              (b) Subject to Section 5.8, Licensee shall pay to Licensor royalties on Net Sales of EVLT Kits sold for delivery outside of the United States after the Funding Date according to the following schedule:

         Cumulative Net Sales of EVLT Kits Sold for
           DELIVERY OUTSIDE THE U.S., PER QUARTER               ROYALTY RATE

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

(c) Subject to Section 5.8, Licensee shall pay to Licensor royalties of [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] percent on Net Sales of OEM EVLT Lasers after the Funding Date.

(d) Subject to Section 5.8, Licensee shall pay to Licensor royalties on Net Sales of OEM EVLT kits after the Funding Date according to the following schedule:

         CUMULATIVE NET SALES OF OEM EVLT KITS, PER QUARTER     ROYALTY RATE

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

         5.6 Subject to Section 5.8, Licensee shall pay to Licensor [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURUSANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] percent of the Net Sales of EVLT Optical Fiber in any Quarter after the Funding Date; provided, however, that notwithstanding the foregoing, the royalty on EVLT Optical Fiber sold by Licensee in an OEM Sale shall be at the rates set forth in
Section 5.5(d).



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

         5.7 Licensee shall pay to Licensor [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] percent of all payments received in the form of Lump Sum payments from Sublicensees after the Funding Date and Licensee shall pay to Licensor [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] percent of all royalties received from Sublicensees on Sublicensees' sales of EVLT Lasers, EVLT Kits and EVLT Optical Fiber made after the Funding Date.

         5.8 The payments provided for in Section 5.3 through 5.7 are subject to the following:

              (a) Licensee may deduct on an ongoing basis from any payments due under Section 5.3 through 5.7 all Patent Maintenance Costs.

              (b) After such time as Licensee has paid to Licensor the cumulative amount of [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (including all Fixed Payments and all royalties paid under Sections
5.3 through 5.7), the royalties set forth in Sections 5.3 through 5.6 and the allocation of Sublicensees' Lump Sum payments and royalties under Section 5.7 shall be reduced by [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], beginning as of the first day of the Quarter in which such amounts have been cumulatively paid.

              (c) In  the  event  that  the  `777  Patent  is  held  invalid  or unenforceable by a court of competent jurisdiction, which holding has not and cannot be further appealed, royalties on sales by Licensee or its Sublicensee in the United States on and after the date of such holding shall cease to accrue. Royalties accrued before the date of said holding shall remain payable as provided in this Agreement. Licensor and Licensee agree that for their mutual convenience all royalties on foreign sales shall continue to accrue, irrespective of a holding that the `777 Patent is held invalid or unenforceable, subject to Sections 5.8(d) and 5.8(e). Notwithstanding the foregoing, if at the date of said holding, no Patents other than the `777 Patent had been issued, then from and after the date of such holding all royalties on sales after that date by Licensee or its Sublicensees anywhere in the Licensed Territory shall cease to accrue or be payable. Royalties accrued before the date of such holding shall remain payable as provided in this Agreement.

              (d) In the event  any one or more of the  Patents  other  than the
`777 Patent is held invalid or unenforceable by a court of competent jurisdiction, which holding has not and cannot be further appealed, royalties on sales on and after the date of such holding by Licensee or its Sublicensee in the territories in which such invalidated or unenforceable Patents had been in effect shall cease to accrue or be payable. Royalties accrued before the date of said holding in the territories in which such invalidated or unenforceable Patents had been in effect shall accrue and remain payable as provided in this Agreement.

              (e) In the event that all of the Patents are held invalid or unenforceable by a court of competent jurisdiction, which holdings have not and cannot be further appealed, all royalties on sales by Licensee or its Sublicensee anywhere in the world on and after the date of the last such holding shall cease to accrue. Royalties accrued before the date of the last such holding shall accrue and remain payable as provided in this Agreement.

         5.9 (a) Licensee will keep good and accurate books of account sufficient to permit determination of the royalties due hereunder and will make such books of account for the then prior three calendar years available for inspection by an independent certified accountant designated and retained by Licensor and reasonably acceptable to Licensee. Such inspections shall be conducted no more frequently than once each calendar year during the term hereof and once within six months after termination or expiration of this Agreement. The designated accountant will retain in confidence the information in the books of account and may report to Licensor the accuracy or inaccuracy of the royalties paid hereunder. In the event that said accountant reports a deficiency in the amount of the royalties previously paid, Licensee will remit the overdue balance and interest as set forth in Section 5.11 within thirty (30) days of notice thereof and in the event that such deficiency exceeds ten percent (10%) of the royalties previously paid, Licensee will reimburse Licensor for the costs of the audit.

              (b) Notwithstanding the foregoing, to the extent that any EVLT Lasers sold are lasers intended both for use in a Licensed Method and for one or more other uses, then the amount on which royalties shall be determined shall be the Licensee's or Sublicensee's actual Net Sales of such EVLT Lasers.

         5.10 Licensee shall, within forty five (45) days after the end of each Calendar Quarter, deliver to Licensor true and accurate reports pertaining to its Net Sales and Receipts from Sublicensees which shall include at least the following information to permit Licensor to calculate its royalty entitlements:

              (i) with respect to Licensee's Net Sales:

                  First, the identity of each model or part number of EVLT Lasers and EVLT Kits sold;

                  Second, the number of units of EVLT Lasers and EVLT Kits (by model or part number) sold;

                  Third, Net Sales of EVLT Lasers and EVLT Kits for delivery in the United States and outside the United States, delineated on a branded and OEM basis;

                  Fourth, Net Sales of EVLT Optical Fiber;

                  Fifth, all deductions from Licensees' Receipts in calculating Net Sales; and

                  Sixth, total royalties payable to Licensor from Licensee's or its Affiliates' Net Sales; and

         (ii) with respect to Licensee's Receipts from Sublicensees:

                  First, names and addresses of all Sublicensees of Licensee;

                  Second, Net Sales of EVLT Lasers and EVLT Kits and EVLT Optical Fiber by all Sublicensees for delivery in the United States and outside the United States;

                  Third, Lump Sums received from each Sublicensee;

                  Fourth, royalties received from each Sublicensee;

                  Fifth, Licensor's percentage share of Lump Sums; and

                  Sixth, Licensor's percentage share of royalties.

PROVIDED, that with respect to sales of EVLT Lasers made other than in the United States to third parties by Sublicensees, distributors and sales agents where Licensee does not know the intended use of the product sold, Licensee shall report such sales in the Quarter in which Licensee actually is made aware of the intended use of the product sold, but in no event later than the Quarter following the Quarter during which such sale occurs.

         5.11 With each report submitted under Section 5.10, Licensee shall pay to Licensor the royalties and other payments due and payable under this Article
5. If no royalties are due, Licensee shall so report. Payments not made timely shall be made together with the applicable Interest Factors.

         5.12 (a) All payments due Licensor based on sales in countries outside the United States shall accrue in the currency of the country in which the sales are invoiced. For purposes of this Agreement, sales in countries outside of the United States shall mean sales of EVLT Lasers, EVLT Kits or EVLT Optical Fibers which are shipped to the purchaser for use in a location outside of the United States, regardless of the place the sale actually occurs or is deemed to have occurred for any other purpose. Payments to Licensor of royalties for foreign sales shall be in U.S. dollars calculated on the basis of currency exchange rates in effect and published by the Wall Street Journal as of the date of Licensee's actual collection of the underlying proceeds of foreign sales. Licensee will not be responsible for any loss of exchange value, taxes, or other expenses incurred in the transfer or conversion of foreign currency into U.S. Dollars or for any income, remittance or other taxes on royalties that are required to be withheld at the source. All payments shall be made by check or wire transfer to one or more bank accounts of Licensor located in the United States to be designated in writing by Licensor.

              (b) Whenever currency regulations of a country in which sales are made prohibit the deposit or payment of royalties to Licensor or its nominee, no royalty payment shall be due and payable by Licensee with respect to such sales for so long as such restrictions prevail.

         5.13 Not more than once in any calendar year during the Term of this Agreement, Licensor may request, in writing, from Licensee a list of all Licensed Products then being sold by Licensee. Licensee will provide the requested information within thirty (30) days after receipt of the request.

6.       TERMINATION

         6.1 Unless earlier terminated as hereinafter provided, this Agreement shall remain in full force and effect until the last of the Patent(s) shall have expired or be held invalid by a court of competent jurisdiction, which holding is not or cannot be further appealed.

         6.2 (a) Licensor may terminate this Agreement upon thirty (30) days' notice to Licensee if Licensee fails to pay any sum falling due under Sections
5.1 through 5.7 and Licensee fails to cure the default within said notice period.

             (b) Licensor may terminate this Agreement upon sixty (60) days' notice Licensee if Licensee fails to timely provide the royalty report(s) specified in Section 5.10 and fails to cure the default within said notice period.

         6.3 (a) Either party may terminate this Agreement forthwith if the other party files a petition in bankruptcy or is adjudicated a bankrupt or insolvent, or makes an assignment for the benefit of creditors or an arrangement pursuant to any bankruptcy law, or if the other party discontinues or dissolves its business or if a receiver is appointed for the other party or for the other party's business and such receiver is not discharged within one hundred eighty
(180) days; or if an encumbrance holder takes possession, or a receiver is appointed, of any of the property or assets of the other party.

              (b) Either party may terminate this Agreement effective upon ninety (90) days' written notice to the other party if the other party commits any material breach of its obligations under this Agreement, other than in the cases specified in Section 6.2, and, if the breach is capable of remedy, the other party has failed to remedy the same within said notice period.

         6.4 No relaxation, forbearance, delay or indulgence by either party in enforcing any of the terms of this Agreement or the granting of time by either party to the other shall prejudice, affect or restrict the rights and powers of the former hereunder nor shall any waiver by either party of a breach of this Agreement be considered as a waiver of any subsequent breach of the same or any other provision hereof.

         6.5 The rights to terminate this Agreement given by this clause shall not prejudice any other right or remedy of either party in respect of the breach concerned, if any, or any other breach.

7.       REPRESENTATIONS, WARRANTIES AND COVENANTS; INDEMNIFICATION

         7.1 (a) As of the Effective Date, Licensor represents that to its actual knowledge and the actual knowledge of the Endolaser Inventors, (i) the Technology does not infringe any patent of any person, firm, or company, and
(ii) there is no pending or threatened litigation challenging the validity or ownership of the Patents.

              (b) Licensor represents that it is a limited liability company duly formed and validly existing under the laws of the State of Delaware.

              (c) Licensee represents that it is a corporation duly formed and validly existing under the laws of the State of Delaware.

              (d) Each of Licensor and Licensee warrant and represent it has taken all necessary action to approve this Agreement and to authorize the respective officers of Licensor and Licensee to execute this Agreement and such further documents as are necessary and proper to consummate the terms and provisions of this Agreement. Upon the execution hereof, this Agreement will constitute the valid and legally binding obligation of Licensor and Licensee, enforceable in accordance with its terms.

              (e) Licensor represents and warrants that there is no undivided interest in the Patents other than the undivided interest in the Patents that it owns and such undivided interest as was originally owned by Dr. Robert Min. Licensor owns its undivided interest in and to the Patents via an assignment from the Endolaser Inventors, without the right of rescission, free and clear of all licenses, liens, security interests, charges, encumbrances and other adverse claims, and has all right and authority to grant to Licensee the licenses set forth herein. Licensor further represents and warrants that it has accounted for all payments and pecuniary obligations of any kind owed to any of the Endolaser Inventors and that none of the Endolaser Inventors has or shall have a claim against Licensee related to any of the Fixed Payments or royalties payable by Licensee hereunder. In furtherance of the foregoing, Licensor shall procure from the Endolaser Inventors and provide to Licensee prior to the Funding Date, as a condition to Licensee's obligation to make the payment required by Section 5.1, originally-executed counterparts of the letter of acknowledgment in the form attached hereto as ATTACHMENT B.

              (f) Licensor represents and warrants that the sole business of Licensor is, and since the date of its formation has been, to hold and exploit the interests of the Endolaser Inventors in the Patents through licensing arrangements and that during the Term, Licensor will not enter into any transactions or business other than as heretofore conducted and will not incur any indebtedness for borrowed money in excess of $50,000.

              (g) Licensee acknowledges that it has, prior to its execution of this Agreement, reviewed and evaluated the Patents.

         7.2 EXCEPT AS EXPRESSLY SET FORTH IN SECTION 7.1, THE PARTIES DISCLAIM ALL REPRESENTATIONS AND WARRANTIES WHATSOEVER, EXPRESS OR IMPLIED, BY STATUTE, OPERATION OF LAW OR OTHERWISE, WHETHER WRITTEN OR ORAL, OR ARISING FROM COURSE
OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE, INCLUDING ANY REPRESENTATIONS OR WARRANTIES AS TO MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

         7.3 Except as set forth in Section 7.1, nothing in this Agreement shall be construed as:

              (a) a warranty or representation by Licensor as to the validity, enforceability or scope of any Patent; or

              (b) a warranty or representation by Licensor that anything made, used, sold, or otherwise disposed of pursuant to this Agreement by Licensee is or will be free from infringement of patents or other intangible rights of Third Parties; or

              (c) an obligation of Licensor to bring or prosecute actions or suits against Third Parties for infringement of any Patent; or

              (d) an obligation of Licensor to furnish any manufacturing or technical assistance or information.

         7.4 Licensor assumes no responsibilities whatever with respect to the manufacture, use, sale or other disposition by Licensee, its Sublicensee(s) or their customers of any Licensed Product.

         7.5 Licensor shall indemnify, defend and hold harmless Licensee and its Sublicensees and their respective directors, officers, employees and agents from and against any and all liabilities, damages, losses, costs and expenses (including reasonable attorneys fees and professional fees and other expenses of litigation and/or arbitration) resulting from or arising out a breach by Licensor of any of its representations or warranties made in Section 7.1.

         7.6 Licensee shall indemnify, defend and hold harmless Licensor and its respective directors, officers, employees and agents the Endolaser Inventors from and against any and all liabilities, damages, losses, costs and expenses (including reasonable attorneys fees and professional fees and other expenses of litigation and/or arbitration) resulting from or arising out a breach by Licensee of any of its representations or warranties made in Section 7.1.

         7.7 Licensee shall indemnify, defend and hold harmless Licensor and its directors, officers, employees, agents and consultants and the Endolaser Inventors (each an "Endolaser Indemnitee") from and against any and all liabilities, damages, losses, costs and expenses (including reasonable attorneys' and professional fees and other expenses of litigation and/or arbitration) resulting from or arising out of a claim, suit or proceeding brought by a third party against an Endolaser Indemnittee for personal injury, death, product liability or property damage arising out of or relating to the manufacture, use, sale or other disposition of Licensed Products or practice of Licensed Methods; PROVIDED, that this Section 7.6 shall not require Licensee to indemnify, defend or hold harmless Licensor or any of the Endolaser Inventors with respect to any liabilities, damages, losses, costs or expenses arising out of the rendering of professional services by the Endolaser Inventors.


8.       MISCELLANEOUS

         8.1 Nothing in this Agreement shall create, or be deemed to create, a partnership, joint venture, employment or the relationship of principal and agent, between the parties.

         8.2 Licensee may assign this Agreement to any of its Affiliates or to any third party taking over substantially all the business of Licensee relating to the Technology, provided that Licensee shall remain responsible for, and such assignee shall assume in writing, Licensee's obligations hereunder. Any other assignment of this Agreement by Licensee shall require

Licensor's prior written consent, which shall not be unreasonably withheld; PROVIDED, that the merger or consolidation of Licensee, a change in control of Licensee or the sale of all or substantially all of the assets of Licensee shall not be deemed an assignment of this Agreement and shall not require the Licensor's consent or approval. Licensee may grant a security interest, lien or mortgage in this Agreement without Licensor's consent or approval.

         8.3 Licensor may assign this Agreement to any Affiliate or to any one or more of the Endolaser Inventors without the prior consent of Licensee; PROVIDED, that the Endolaser Inventors shall assume in writing the obligations of Licensor hereunder. Any other assignment of this Agreement by Licensor shall require Licensee's prior written consent, which shall not be unreasonably withheld; PROVIDED, that, subject to the following sentence, the merger or consolidation of Licensor, a change in control of Licensor or the sale of all or substantially all of the assets of Licensor shall not be deemed an assignment of this Agreement and shall not require Licensee's consent or approval. Notwithstanding the foregoing, however, Licensee shall retain all rights to consent or to withhold its consent, in its sole discretion, whether reasonably or unreasonably exercised, to any assignment or transfer, whether direct or indirect and whether by merger, consolidation, change in control, sale of all or substantially all of the assets of Licensor or otherwise, as a result of which any entity that manufactures or markets medical devices anywhere in the world, or an entity that owns, directly or indirectly, any entity that manufactures or markets medical devices anywhere in the world, succeeds to any of the rights of Licensor under this Agreement.

         8.4 For the purposes of this Agreement, "Force Majeure" means any circumstances beyond the reasonable control of either party including, without limitation, any strike, lock-out, or other form of industrial action. If either party is affected by Force Majeure, it shall forthwith notify the other party of the nature and extent thereof. Except with respect to the performance of any payment obligation hereunder, neither party shall be deemed to be in breach of this Agreement, or otherwise be liable to the other, by reason of any delay in performance, or the non-performance, of any of its obligations under this Agreement, to the extent that such delay or non-performance is due to any Force Majeure of which it has notified the other party, and the time for performance of that obligation shall be extended accordingly. If the Force Majeure in question prevails for a continuous period in excess of six (6) months, the parties shall enter into bona fide discussions with a view to alleviating its effects, or to agreeing upon such alternative arrangements as may be fair and reasonable.

         8.5 Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given on the earliest of:

                  (i) the date delivered, if delivered by personal delivery with written acknowledgement of receipt, or, by confirmed facsimile transmission;

                  (ii) the seventh business day after deposit, postage prepaid, in the United States Postal Service by registered or certified mail; or

                  (iii) the third business day after mailing by next-day express courier, with delivery costs and fees prepaid, in each case, addressed to each of the other parties thereunto entitled at the following addresses (or at such other addresses as such party may designate by ten (10) days' advance written notice similarly given to each of the other parties hereto):

LICENSEE:                  Diomed, Inc.
                           One Dundee Park
                           Andover, MA  01810
                           Attn:  President and Chief Executive Officer
                           Telecopier No.:  978-475-8488

                           With a copy to:
                           McGuireWoods LLP
                           9 West 57th Street, Suite #1620
                           New York, New York  10019
                           Attn:  William A. Newman
                           Telecopier No.:  212-548-2150

LICENSOR:                  Endolaser Associates, L.L.C.
                           c/o Luis Navarro, M.D.
                           327 East 65th Street
                           New York, New York 10021
                           Telecopier No.  212-517-5630

                           With a copy to:
                           Kramer Levin Naftalis & Frankel LLP
                           919 Third Avenue
                           New York, New York 10022
                           Attn:  Barry Evans, Esq.
                           Telecopier No.  212-715-8364

         8.6 This Agreement contains the entire and only agreement and understanding between the parties and supersedes all preexisting agreements between them respecting its subject matter; provided that, consistent with the terms of the Term Sheet executed by the parties on June 9, 2003 (i) Licensor will not discuss the sale or licensing of the Patents with any Third Party during the Term of this Agreement, and (ii) promptly upon execution of this Agreement, Licensee will take all reasonable steps to secure financing of at least $8 million before expenses before September 15, 2003. Any representation, promise or condition in connection with the subject matter of this Agreement which is not incorporated in this Agreement shall not be binding on either party.

         8.7 No modification, renewal, extension, waiver, and no termination of this Agreement or any of its provisions shall be binding upon the party against whom enforcement of such modification, renewal, extension, waiver or termination is sought, unless made in writing and signed on behalf of such party by one of its duly authorized officers. As used herein, the word "termination" includes any and all means of bringing this Agreement to an end prior to its expiration by its own terms, or bringing to an end any provisions thereof, whether by release, discharge, abandonment or otherwise.

         8.8 This Agreement shall be subject to Section 365(n) of the United States Bankruptcy Code and Licensee shall be entitled to the benefit of such provisions. Licensee agrees, in the event it should become a debtor in a proceeding under Title 11 of the United States Code (the "Bankruptcy Code"), that: 1) the `777 Patent shall not be considered property of the estate within the meaning of 11 U.S.C. ss.541; and 2) any license fees that shall become due and owing for use by Licensee of the `777 Patent subsequent to any order for relief under 11 U.S.C.ss.ss.301 or 303 shall be allowed and paid as administrative expenses pursuant to 11 U.S.C. ss.ss.503(b) and 507.

         8.9 This Agreement shall be construed, governed, interpreted and applied in accordance with the laws of the State of New York, U.S.A., except that questions affecting the construction and effect of any patent shall be determined by the law of the country in which the patent was granted. Any legal action or proceeding relating to this Agreement or any document or instrument related hereto shall be brought only in the state or federal courts of the State of New York, and by its execution and delivery of this Agreement, Licensee hereby accepts for itself and in respect to its property, generally and unconditionally, the jurisdiction of the aforesaid courts.

         8.10 This Agreement may be executed in one or more counterparts and any party hereto may execute any such counterparts each of which shall be deemed an original and all of which, taken together, shall constitute but one and the same document. It shall not be necessary in making proof of this document or any counterpart hereof to produce or account for any of the other counterparts.

         8.11 The provisions of this Agreement are severable, and in the event that any provisions of this Agreement shall be determined to be invalid or unenforceable under any controlling body of the law, such invalidity and unenforceability shall not in any way affect the validity or enforceability of the remaining provisions hereof. In the event the validity or unenforceability of any provision of this Agreement is brought into question because of the decision of a court of competent jurisdiction, Licensor, by written notice to Licensee may revise the provision in question or may delete it entirely so as to comply with the decision of said court.

         8.12 The failure or delay of either party to assert a right hereunder or to insist upon compliance with any term or condition of this Agreement shall not constitute a waiver of that right or excuse a similar failure to perform any such term or condition by the other party.

         8.13 Licensee and Licensor recognize the sensitive nature of the information contained in this Agreement and agree to take necessary precautions to safeguard and treat the information as confidential and to take appropriate action by instruction, agreement or notice with their directors, officers, agents and employees to protect the confidential and proprietary nature of the information. Licensee and Licensor agree not to disclose, publish or otherwise reveal any of the information to any other party, other than their respective attorneys and accountants, except required by financial reporting requirements of the U.S. Securities and Exchange Commission, the American Stock Exchange or any other regulatory body to which the Licensee or its securities is subject, or required by applicable law or by administrative action; PROVIDED, that Licensee may disclose this Agreement to prospective investors or file a copy of this Agreement with the U.S. Securities and Exchange Commission.

         8.14 Notwithstanding anything to the contrary contained in this Agreement, Licensor and Licensee (and their respective employees, representatives and other agents) may, upon written request therefor, disclose at any time to any and all persons, without limitation of any kind, any and all information relating to, and any facts relevant to understanding, the United States federal income tax treatment of this Agreement and the transactions contemplated by this Agreement, and all materials of any kind, including tax analyses, relating to such tax treatment or the facts relevant to understanding such tax treatment; PROVIDED, that (i) no person may disclose any confidential business, financial or other information or term that is not relevant to understanding the United States federal income tax treatment of the transactions contemplated by this Agreement, and (ii) the party receiving any request for disclosure has sent to the other party a copy of the request for disclosure.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed in duplicate as first above written

Endolaser Associates, L.L.C.               Diomed, Inc.

By: /s/ Luis Navarro                       By: /s/ James A. Wylie, Jr.
    ------------------------------             --------------------------------
Name: Luis Navarro                         Name: James A. Wylie, Jr.
Title: Authorized Officer                  Title: President and Chief Executive
                                                  Officer

        ATTACHMENT A TO AGREEMENT EFFECTIVE JULY 11, 2003 BY AND BETWEEN
                   DIOMED, INC. AND ENDOLASER ASSOCIATES, INC


                                    U.S. PATENTS

                                    U.S. Patent No. 6,398,777


                                    U.S. PATENT APPLICATIONS

                                    None


                                    FOREIGN AND PCT PATENT APPLICATIONS

                                    PCT US0002187 (8/13/99)


                                    EP 00908406 (11/8/00)


                                    CA 2361634 (8/27/01)

        ATTACHMENT B TO AGREEMENT EFFECTIVE JULY 11, 2003 BY AND BETWEEN
                   DIOMED, INC. AND ENDOLASER ASSOCIATES, INC

                       [Letterhead of Luis Navarro, M.D.]
                                     [Date]

TO:  ENDOLASER ASSOCIATES, L.L.C.

The undersigned hereby acknowledges and agrees, for the undersigned and the undersigned's heirs, representatives and assigns, that the undersigned has irrevocably and without right of rescission transferred, conveyed and assigned to Endolaser Associates, L.L.C. all of the undersigned's right, title and interest in and to the following patents and patent applications in all countries of the world, whether in the United States or any other country, including all continuations, continuations-in-part, divisionals, reexaminations, reissues and extensions thereof (the "Patents"):

                       U.S. PATENTS
                       ------------

                       U.S. Patent No. 6,398,777


                       U.S. PATENT APPLICATIONS
                       ------------------------

                       None


                       FOREIGN AND PCT PATENT APPLICATIONS
                       -----------------------------------

                       PCT US0002187 (8/13/99)


                       EP 00908406 (11/8/00)


                       CA 2361634 (8/27/01)

, including any and all improvements, modifications or variations, whether or not patentable, in or to any device or method covered by the Patents ("Improvements") known to him as of the date hereof , and hereby further agrees to transfer, convey and assign to Endolaser Associates, L.L.C. any Improvements that are developed or become known to him after the date hereof..

The undersigned further acknowledges and agrees, for the undersigned and the undersigned's heirs, representatives and assigns, that (1) it has received payment in full in consideration for its assignment of the Patents to Endolaser Associates, L.L.C., (2) it has granted no licenses, liens, security interests, charges or encumbrances against any of the Patents, and (3) it shall not take, or assist any other person or entity in taking any adverse action or making any adverse claims in respect of any of the Patents against Endolaser Associates, L.L.C.

The undersigned further agrees, for the undersigned and the undersigned's heirs, representatives and assigns, that the undersigned shall provide all assistance as is reasonably requested by Endolaser Associates, L.L.C. and/or any of its assignees or licensees, at the expense of Endolaser Associates, L.L.C. or such assignee or licensee, to prosecute any applications for or extensions or recordals of any Patent, to protect any Patent from infringement by unauthorized third parties and to defend against the claims by any third party that any Patent is invalid.

The foregoing acknowledgement and agreement is intended to be for the benefit of Endolaser Associates, L.L.C. and any third party licensee(s) or assignee(s) of the Patents (or any of them).



Luis Navarro, M.D.





STATE OF ______________)
                                    ss.:
COUNTY OF ____________)


         On the ____ day of ______________, 2003, before me, the undersigned personally appeared, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


--------------------------------
Notary Public

                      [Letterhead of Nestor Navarro, M.D.]
                                     [Date]


TO:  ENDOLASER ASSOCIATES, L.L.C.

The undersigned hereby acknowledges and agrees, for the undersigned and the undersigned's heirs, representatives and assigns, that the undersigned has irrevocably and without right of rescission transferred, conveyed and assigned to Endolaser Associates, L.L.C. all of the undersigned's right, title and interest in and to the following patents and patent applications in all countries of the world, whether in the United States or any other country, including all continuations, continuations-in-part, divisionals, reexaminations, reissues and extensions thereof (the "Patents"):

               U.S. PATENTS
               ------------

               U.S. Patent No. 6,398,777


               U.S. PATENT APPLICATIONS
               ------------------------

               None


               FOREIGN AND PCT PATENT APPLICATIONS
               -----------------------------------

               PCT US0002187 (8/13/99)


               EP 00908406 (11/8/00)


               CA 2361634 (8/27/01)

, including any and all improvements, modifications or variations, whether or not patentable, in or to any device or method covered by the Patents ("Improvements") known to him as of the date hereof , and hereby further agrees to transfer, convey and assign to Endolaser Associates, L.L.C. any Improvements that are developed or become known to him after the date hereof..

The undersigned further acknowledges and agrees, for the undersigned and the undersigned's heirs, representatives and assigns, that (1) it has received payment in full in consideration for its assignment of the Patents to Endolaser Associates, L.L.C., (2) it has granted no licenses, liens, security interests, charges or encumbrances against any of the Patents, and (3) it shall not take, or assist any other person or entity in taking any adverse action or making any adverse claims in respect of any of the Patents against Endolaser Associates, L.L.C.

The undersigned further agrees, for the undersigned and the undersigned's heirs, representatives and assigns, that the undersigned shall provide all assistance as is reasonably requested by Endolaser Associates, L.L.C. and/or any of its assignees or licensees, at the expense of Endolaser Associates, L.L.C. or such assignee or licensee, to prosecute any applications for or extensions or recordals of any Patent, to protect any Patent from infringement by unauthorized third parties and to defend against the claims by any third party that any Patent is invalid.

The foregoing acknowledgement and agreement is intended to be for the benefit of Endolaser Associates, L.L.C. and any third party licensee(s) or assignee(s) of the Patents (or any of them).


----------------------------
Nestor Navarro, M.D.




STATE OF ______________)
                                    ss.:
COUNTY OF ____________)


         On the ____ day of ______________, 2003, before me, the undersigned personally appeared, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


--------------------------------
Notary Public

                     [Letterhead of Carlos Bone Salat, M.D.]
                                     [Date]

TO:  ENDOLASER ASSOCIATES, L.L.C.

The undersigned hereby acknowledges and agrees, for the undersigned and the undersigned's heirs, representatives and assigns, that the undersigned has irrevocably and without right of rescission transferred, conveyed and assigned to Endolaser Associates, L.L.C. all of the undersigned's right, title and interest in and to the following patents and patent applications in all countries of the world, whether in the United States or any other country, including all continuations, continuations-in-part, divisionals, reexaminations, reissues and extensions thereof (the "Patents"):

                      U.S. PATENTS
                      ------------

                      U.S. Patent No. 6,398,777


                      U.S. PATENT APPLICATIONS
                      ------------------------

                      None


                      FOREIGN AND PCT PATENT APPLICATIONS
                      -----------------------------------

                      PCT US0002187 (8/13/99)


                      EP 00908406 (11/8/00)


                      CA 2361634 (8/27/01)

, including any and all improvements, modifications or variations, whether or not patentable, in or to any device or method covered by the Patents ("Improvements") known to him as of the date hereof , and hereby further agrees to transfer, convey and assign to Endolaser Associates, L.L.C. any Improvements that are developed or become known to him after the date hereof..

The undersigned further acknowledges and agrees, for the undersigned and the undersigned's heirs, representatives and assigns, that (1) it has received payment in full in consideration for its assignment of the Patents to Endolaser Associates, L.L.C., (2) it has granted no licenses, liens, security interests, charges or encumbrances against any of the Patents, and (3) it shall not take, or assist any other person or entity in taking any adverse action or making any adverse claims in respect of any of the Patents against Endolaser Associates, L.L.C.

The undersigned further agrees, for the undersigned and the undersigned's heirs, representatives and assigns, that the undersigned shall provide all assistance as is reasonably requested by Endolaser Associates, L.L.C. and/or any of its assignees or licensees, at the expense of Endolaser Associates, L.L.C. or such assignee or licensee, to prosecute any applications for or extensions or recordals of any Patent, to protect any Patent from infringement by unauthorized third parties and to defend against the claims by any third party that any Patent is invalid.

The foregoing acknowledgement and agreement is intended to be for the benefit of Endolaser Associates, L.L.C. and any third party licensee(s) or assignee(s) of the Patents (or any of them).



---------------------------------
Carlos Bone Salat, M.D.


STATE OF ______________)
                                    ss.:
COUNTY OF ____________)


         On the ____ day of ______________, 2003, before me, the undersigned personally appeared, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


--------------------------------
Notary Public

                 [Letterhead of Joaquina Fructuoso Gomez, M.D.]
                                     [Date]

TO:  ENDOLASER ASSOCIATES, L.L.C.

The undersigned hereby acknowledges and agrees, for the undersigned and the undersigned's heirs, representatives and assigns, that the undersigned has irrevocably and without right of rescission transferred, conveyed and assigned to Endolaser Associates, L.L.C. all of the undersigned's right, title and interest in and to the following patents and patent applications in all countries of the world, whether in the United States or any other country, including all continuations, continuations-in-part, divisionals, reexaminations, reissues and extensions thereof (the "Patents"):

                  U.S. PATENTS
                  ------------

                  U.S. Patent No. 6,398,777


                  U.S. PATENT APPLICATIONS
                  ------------------------

                  None


                  FOREIGN AND PCT PATENT APPLICATIONS
                  -----------------------------------

                  PCT US0002187 (8/13/99)


                  EP 00908406 (11/8/00)


                  CA 2361634 (8/27/01)

, including any and all improvements, modifications or variations, whether or not patentable, in or to any device or method covered by the Patents ("Improvements") known to him as of the date hereof , and hereby further agrees to transfer, convey and assign to Endolaser Associates, L.L.C. any Improvements that are developed or become known to him after the date hereof..

The undersigned further acknowledges and agrees, for the undersigned and the undersigned's heirs, representatives and assigns, that (1) it has received payment in full in consideration for its assignment of the Patents to Endolaser Associates, L.L.C., (2) it has granted no licenses, liens, security interests, charges or encumbrances against any of the Patents, and (3) it shall not take, or assist any other person or entity in taking any adverse action or making any adverse claims in respect of any of the Patents against Endolaser Associates, L.L.C.

The undersigned further agrees, for the undersigned and the undersigned's heirs, representatives and assigns, that the undersigned shall provide all assistance as is reasonably requested by Endolaser Associates, L.L.C. and/or any of its assignees or licensees, at the expense of Endolaser Associates, L.L.C. or such assignee or licensee, to prosecute any applications for or extensions or recordals of any Patent, to protect any Patent from infringement by unauthorized third parties and to defend against the claims by any third party that any Patent is invalid.

The foregoing acknowledgement and agreement is intended to be for the benefit of Endolaser Associates, L.L.C. and any third party licensee(s) or assignee(s) of the Patents (or any of them).


---------------------------------
Joaquina Fructuoso Gomez, M.D.


STATE OF ______________)
                                    ss.:
COUNTY OF ____________)


         On the ____ day of ______________, 2003, before me, the undersigned personally appeared, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


--------------------------------
Notary Public